TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

Oliver Jakob

I, Oliver Jakob, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Oliver Jakob	Dated as of: 2/18/2025
Oliver Jakob

APPENDIX A
Talcott Resolution Life and Annuity Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-56790	333-91921	333-104357
033-60702	333-91931	333-105255
033-73568	333-91933	333-105256
033-73572	333-95781	333-105259
033-80732	333-95785	333-105267
033-86330	333-101924	333-105272
333-19605	333-101926	333-119416
333-34998	333-101928	333-119418
333-39608	333-101930	333-119420
333-39620	333-101933	333-119421
333-40410	333-101935	333-119423
333-45303	333-101936	333-136545
333-50465	333-101939	333-136548
333-52707	333-101941	333-148555
333-66345	333-101943	333-148561
333-66935	333-101945	333-148565
333-69429	333-101947	333-148566
333-69487	333-101949	333-159547
333-69491	333-101951	333-168987
333-76419	333-101953	333-168989
333-76423	333-101955	333-174679
333-76425	333-102628	333-176152

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

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Lindsay Mastroianni

I, Lindsay Mastroianni, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Lindsay Mastroianni	Dated as of: 2/18/2025
Lindsay Mastroianni

APPENDIX A
Talcott Resolution Life and Annuity Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-56790	333-91921	333-104357
033-60702	333-91931	333-105255
033-73568	333-91933	333-105256
033-73572	333-95781	333-105259
033-80732	333-95785	333-105267
033-86330	333-101924	333-105272
333-19605	333-101926	333-119416
333-34998	333-101928	333-119418
333-39608	333-101930	333-119420
333-39620	333-101933	333-119421
333-40410	333-101935	333-119423
333-45303	333-101936	333-136545
333-50465	333-101939	333-136548
333-52707	333-101941	333-148555
333-66345	333-101943	333-148561
333-66935	333-101945	333-148565
333-69429	333-101947	333-148566
333-69487	333-101949	333-159547
333-69491	333-101951	333-168987
333-76419	333-101953	333-168989
333-76423	333-101955	333-174679
333-76425	333-102628	333-176152

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

James O'Grady

I, James O'Grady, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ James O'Grady	Dated as of: 2/18/2025
James O'Grady

APPENDIX A
Talcott Resolution Life and Annuity Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-56790	333-91921	333-104357
033-60702	333-91931	333-105255
033-73568	333-91933	333-105256
033-73572	333-95781	333-105259
033-80732	333-95785	333-105267
033-86330	333-101924	333-105272
333-19605	333-101926	333-119416
333-34998	333-101928	333-119418
333-39608	333-101930	333-119420
333-39620	333-101933	333-119421
333-40410	333-101935	333-119423
333-45303	333-101936	333-136545
333-50465	333-101939	333-136548
333-52707	333-101941	333-148555
333-66345	333-101943	333-148561
333-66935	333-101945	333-148565
333-69429	333-101947	333-148566
333-69487	333-101949	333-159547
333-69491	333-101951	333-168987
333-76419	333-101953	333-168989
333-76423	333-101955	333-174679
333-76425	333-102628	333-176152

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

- - - - - - - - - -

Lisa M. Proch

I, Lisa M. Proch, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By: /s/ Lisa M.Proch	Dated as of: 2/18/2025
Lisa M. Proch

APPENDIX A
Talcott Resolution Life and Annuity Insurance Company
Power of Attorney Dated as of 2/18/2025
File Numbers:

033-56790	333-91921	333-104357
033-60702	333-91931	333-105255
033-73568	333-91933	333-105256
033-73572	333-95781	333-105259
033-80732	333-95785	333-105267
033-86330	333-101924	333-105272
333-19605	333-101926	333-119416
333-34998	333-101928	333-119418
333-39608	333-101930	333-119420
333-39620	333-101933	333-119421
333-40410	333-101935	333-119423
333-45303	333-101936	333-136545
333-50465	333-101939	333-136548
333-52707	333-101941	333-148555
333-66345	333-101943	333-148561
333-66935	333-101945	333-148565
333-69429	333-101947	333-148566
333-69487	333-101949	333-159547
333-69491	333-101951	333-168987
333-76419	333-101953	333-168989
333-76423	333-101955	333-174679
333-76425	333-102628	333-176152